Supplementary Information	12 Months Ended
Dec. 31, 2013
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Supplementary Information

Note 17 — Supplementary Information

At December 31, 2013, accrued liabilities included $8.1 million of deferred mobilization fees, $16.8 million of accrued interest expense, $2.7 million of worker’s compensation liabilities and $33.5 million of accrued payroll and payroll taxes. Other long-term obligations included $3.0 million of workers’ compensation liabilities as of December 31, 2013.

At December 31, 2012, accrued liabilities included $1.6 million of deferred mobilization fees, $9.7 million of accrued interest expense, $2.3 million of worker’s compensation liabilities and $26.0 million of accrued payroll and payroll taxes. Other long-term obligations included $2.5 million of workers’ compensation liabilities as of December 31, 2012.